Lazard World Dividend
& Income Fund, Inc.

First Quarter Report

March 31, 2015

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended March 31, 2015. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the first quarter of 2015, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). The performance for the since-inception time period was also below the benchmark. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2015)

For the first quarter of 2015, the Fund’s NAV returned -1.2%, underperforming the Index return of 2.3%. Over the past 12-month period, the Fund’s NAV performance of -6.0% has significantly underperformed the Index return of 5.4%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is now also lagging the benchmark. Shares of LOR ended the first quarter of 2015 with a market price of $12.64, representing a 7.9% discount to the Fund’s NAV of $13.73.

The Fund’s net assets were $94.5 million as of March 31, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $118.7 million, representing a 20.4% leverage rate. This leverage rate is lower than that at the end of the fourth quarter of 2014 (23.8%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the financial sector added value. However, stock selection within the consumer discretionary and within China detracted from performance, as did the portfolio’s higher-than-benchmark exposure to Brazil and lower-than-benchmark exposure to the health care sector.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the first quarter, and has been a meaningful negative contributor to performance over the last couple of years. However, it has contributed positively to performance since the Fund’s inception.

As of March 31, 2015, 78.8% of the Fund’s total leveraged assets consisted of world equities, 18.5% consisted of emerging market currency and debt instruments, and 2.7% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.07649, representing a distribution yield of 7.3% based on the Fund’s market price of $12.64 as of close of trading on the NYSE on March 31, 2015. It is currently estimated that of the $0.22947 distributed per share in the first quarter, $0.13398 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(78.8% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Microsoft, a US-based technology company that develops, manufactures, licenses, sells and supports software products; Sampo, a Finland insurance company offering life and pension and property/casualty policies; and Wynn Macau, a Chinese (Macau) operator of casinos.

As of March 31, 2015, 33.8% of these stocks were based in North America, 25.4% were based in continental Europe (not including the United Kingdom), 22.7% were from Asia (not including Japan), 5.7% were based in Africa and the Middle East, 5.4% were from the United Kingdom, 4.3% were based in Latin America, and 2.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2015, were financials (32.8%), which includes banks, insurance companies, and financial services companies; and information technology (17.4%), which consists of companies involved in semiconductor production, semiconductor equipment, software and services, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.0% as of March 31, 2015.

World Equity Markets Review

The first quarter was characterized by significant volatility in currency markets as the European Central Bank embarked on its much-anticipated quantitative easing program, which triggered sharp weakness in the euro, particularly versus the US dollar, and a dramatic rally in European sovereign debt, which drove yields on shorter maturities negative in some cases. European equities rallied strongly following the quantitative announcement, but much of the gain for non-euro-based investors was offset by currency weakness. However, European stocks did outperform the broad global market even in common currency terms, as did the other major economy engaging in quantitative easing, Japan. US stocks lagged modestly amid disappointing economic data, in sharp contrast to its consistent outperformance in recent years. The utilities sector materially underperformed during the quarter, which surprised us, since government bond yields fell in most countries. Energy stocks also lagged even as crude-oil prices stabilized following their dramatic collapse in late 2013. The health care sector continued to perform well, partly as a result of potential consolidation in the industry.

What Helped and What Hurt LOR

Performance benefited from stock selection in the financials sector. Shares of Italian diversified financials firm Mediolanum climbed on a steady increase in assets under management and a shift in focus toward high-net-worth clients. The company’s fourth-quarter earnings report also showed strong profit and revenue growth. We continue to hold the stock based on its competitive position versus its more traditional bank and asset manager peers, its attractive growth potential, healthy dividend, and our expectation for continued AUM growth. Also, Shares of Aena, a partially state-owned manager of Spanish airports, rallied following the company’s initial public offering in February on the company’s prospects for capacity growth and a recovering economy. We exited the position as the security neared our target valuation.

Conversely, stock selection in the consumer discretionary sector, namely our positions in Macau gaming stocks Wynn Macau, Sands China, and MGM China, also detracted from performance, as the effects of China’s anti-graft campaign continued to weigh on the industry. We continue to be positive on Macau gaming as structural drivers for growth remain intact even as the industry goes through a period of transition. Additionally, the group’s valuation and dividend pro-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

file remain compelling. Also, our underweight position in the health care sector detracted from our performance. Despite valuations at the highest level in over ten years, the health care sector continued to rally in the first quarter, hurting portfolio returns.

Emerging Market Currency and Debt Portfolio

(18.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2015, this portfolio consisted of forward currency contracts (59.0%) and sovereign debt obligations (41.0%). The average duration of the emerging market currency and debt portfolio increased relative to the fourth quarter of 2014, with the first quarter duration at approximately 21 months, while the average yield decreased from 8.1%2 at the end of December 31, 2014 to 7.6% on March 31, 2015.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets were generally weaker during the first quarter, but seemed to gain momentum toward the end of March as the US Federal Reserve became increasingly dovish and started to show concern over the strength of the US dollar. Active management and security selection contributed to significant outperformance in several emerging markets local markets, but still led to a quarter in which we were down 35 basis points net of all fees. While we are disappointed the negative absolute return, there are a few developments that keep us optimistic looking ahead.

What Helped and What Hurt LOR

Central Europe was the strongest contributor during the quarter. Serbia, Hungary, Poland, and Romania contributed positively as exposure to these countries was held versus the euro which weakened by 11% during the period. Security selection added to performance in Romania, Serbia, and Hungary where local debt rallied amid high real rates and a disinflationary backdrop. Kazakhstan benefited from high devaluation risk premiums (40% to 50%) as forwards rolled toward maturity and the tenge was steady. Heavy exposure to India, the top-performing Asian local market, also contributed positively. In China, the strategy’s largest exposure benefited from stronger forward fixing levels along with relatively high yield (4% to 5%) on this low-volatility currency. The strategy also benefited from avoiding exposure to the Czech Republic where the koruna weakened by 12% (versus the dollar) due to euro linkages and loose monetary policy.

Conversely, several countries detracted from results. Turkey detracted due to lira weakness stemming from political interference with the central bank and electoral risk ahead of June elections. We held a reduced position in the lira due to its high yield, in terms of trade benefit from lower oil prices. Zambia detracted due to lower prices on copper (its main export), a proposed revision to mining royalties, and dollar demand from corporates. A small Russian exposure during January detracted due to geopolitics and lower oil prices, despite non-deliverable forward yields near 20%. We subsequently cut the position and missed the ruble’s strong rally during February and March. Colombia, Mexico, and Malaysia hurt performance, partially due to the negative impact of lower oil prices on growth and the current accounts in those countries. Indonesia detracted due to rupiah weakness following a surprise rate cut and the central bank’s signaled intervention bias to manage currency volatility. Security selection in four-year local debt mitigated losses in Indonesia as our bond holding rallied modestly.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in

LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns* Periods Ended March 31, 2015 (unaudited)
	One	Five	Since
	Year	Years	Inception**
Market Price	-2.64%	8.40%	5.68%
Net Asset Value	-6.00%	7.09%	6.31%
MSCI ACWI Index	5.42%	8.99%	6.55%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2015 (unaudited)

		Percentage of
Security	Value	Net Assets
Cisco Systems, Inc.	$2,957,479	3.1%
AXA SA	2,819,274	3.0
Bezeq The Israeli Telecommunication Corp., Ltd.	2,452,138	2.6
Maxim Integrated Products, Inc.	2,437,570	2.6
Blackstone Mortgage Trust, Inc., Class A	2,379,080	2.5
ConocoPhillips	2,334,750	2.5
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,256,076	2.4
Agricultural Bank of China, Ltd., Class H	2,062,712	2.2
Siliconware Precision Industries Co.	2,062,652	2.2
Vodafone Group PLC	1,984,103	2.1

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

March 31, 2015 (unaudited)

Description	Shares	Value
Common Stocks—96.7%

Australia—3.2%
Asaleo Care, Ltd.	592,645	$852,169
DUET Group	562,671	1,090,560
Transurban Group	153,743	1,113,473
		3,056,202

Austria—1.0%
UNIQA Insurance Group AG	100,515	908,786

Belgium—1.5%
bpost SA	51,568	1,447,294

Brazil—4.3%
Ambev SA	164,600	951,534
Banco do Brasil SA	175,717	1,261,355
Cia Hering	46,400	238,430
Direcional Engenharia SA	170,200	332,769
Grendene SA	127,900	655,219
Natura Cosmeticos SA	74,600	628,766
		4,068,073

Cambodia—0.7%
NagaCorp, Ltd.	1,034,000	684,585

Canada—0.9%
Alaris Royalty Corp.	34,000	886,408

China—5.3%
Agricultural Bank of China, Ltd., Class H	4,174,000	2,062,712
China Construction Bank Corp., Class H	2,035,180	1,688,641
China Shenhua Energy Co., Ltd., Class H	300,500	767,310
Industrial and Commercial Bank of China, Ltd., Class H	680,440	501,409
		5,020,072

Finland—1.0%
Sampo Oyj, A Shares	18,966	958,363

France—9.8%
AXA SA	111,802	2,819,274
Eutelsat Communications SA	22,903	758,308
Gaztransport Et Technigaz SA	11,070	653,238
Rexel SA	86,331	1,628,617
Societe Television Francaise 1	78,693	1,391,582
Total SA	39,585	1,969,407
		9,220,426

Germany—2.3%
Allianz SE	4,534	787,836
RTL Group SA	14,780	1,421,271
		2,209,107

Hong Kong—0.9%
BOC Hong Kong Holdings, Ltd.	239,500	851,989

India—1.0%
Indiabulls Housing Finance, Ltd.	103,199	915,395

Israel—4.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,316,056	2,452,138
Teva Pharmaceutical Industries, Ltd.
Sponsored ADR	21,619	1,346,864
		3,799,002

Italy—3.5%
Eni SpA	68,699	1,189,038
Mediolanum SpA	157,556	1,272,346
Snam SpA	162,935	789,217
		3,250,601

Japan—2.7%
Canon, Inc.	29,300	1,036,160
Japan Tobacco, Inc.	34,100	1,077,420
Yumeshin Holdings Co., Ltd.	55,100	411,939
		2,525,519

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Description	Shares	Value
Macau—4.2%
MGM China Holdings, Ltd.	296,400	$558,509
Sands China, Ltd.	462,400	1,913,104
Wynn Macau, Ltd.	684,800	1,477,149
		3,948,762

Mexico—0.6%
Fibra Uno Administracion SA de CV REIT	219,400	581,097

Russia—1.3%
Mobile TeleSystems OJSC
Sponsored ADR	120,680	1,218,868

South Africa—1.7%
Vodacom Group, Ltd.	144,047	1,575,985

Sweden—2.0%
Swedbank AB, A Shares	77,220	1,845,645

Switzerland—1.2%
Cembra Money Bank AG	18,932	1,160,047

Taiwan—5.8%
Radiant Opto-Electronics Corp.	375,660	1,167,708
Siliconware Precision Industries Co.	1,252,000	2,062,652
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	96,085	2,256,076
		5,486,436

Turkey—0.5%
Tofas Turk Otomobil Fabrikasi AS	72,676	439,587

United Kingdom—6.4%
Infinis Energy PLC	486,966	1,357,357
Royal Dutch Shell PLC, A Shares	35,701	1,066,137
St James’s Place PLC	67,291	931,103
UBM PLC	94,841	744,074
Vodafone Group PLC	607,123	1,984,103
		6,082,774
United States—30.9%
Artisan Partners Asset Management, Inc., Class A	30,224	1,373,983
Blackstone Mortgage Trust, Inc., Class A	83,859	2,379,080
CBL & Associates Properties, Inc.	22,865	452,727
CenturyLink, Inc.	35,533	1,227,665
Cisco Systems, Inc.	107,447	2,957,479
ConocoPhillips	37,500	2,334,750
Intel Corp.	30,852	964,742
International Business Machines Corp.	6,150	987,075
International Paper Co.	24,157	1,340,472
Kinder Morgan, Inc.	20,300	853,818
Lexington Realty Trust REIT	49,365	485,258
Maxim Integrated Products, Inc.	70,025	2,437,570
Medical Properties Trust, Inc. REIT	41,785	615,911
Microsoft Corp.	16,889	686,622
PacWest Bancorp	33,528	1,572,128
Pattern Energy Group, Inc.	62,777	1,777,844
People’s United Financial, Inc.	55,470	843,144
Pfizer, Inc.	42,842	1,490,473
TAL International Group, Inc.	21,000	855,330
The Williams Cos., Inc.	19,891	1,006,286
Tronox, Ltd., Class A	59,675	1,213,193
United Bankshares, Inc.	36,034	1,354,158
Veritiv Corp. (a)	1	44
		29,209,752

Total Common Stocks
(Identified cost $95,706,993)		91,350,775

Preferred Stocks—2.3%

United States—2.3%
Capital One Financial Corp., Series B	39,496	996,879
JPMorgan Chase & Co., Series P	23,179	571,362
Regions Financial Corp., Series A	23,599	594,931

Total Preferred Stocks
(Identified cost $1,987,324)		2,163,172

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

	Principal
	Amount
Description	(000) (b)	Value
Foreign Government Obligations—12.5%

Brazil—0.6%
Brazil NTN-B:
6.00%, 08/15/16	273	$221,364
6.00%, 08/15/18	460	371,062
		592,426

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	74,815

Hungary—1.8%
Hungary Government Bond,
7.50%, 11/12/20	385,810	1,716,895

Indonesia—0.8%
Indonesia Government Bond,
7.875%, 04/15/19	9,937,000	778,240

Israel—0.9%
Israel Government Bond - Galil,
5.00%, 04/30/15	2,560	848,643

Mexico—3.0%
Mexican Bonos,
4.75%, 06/14/18	25,300	1,659,500
Mexican Udibonos,
2.50%, 12/10/20	17,748	1,166,558
		2,826,058

Romania—1.4%
Romania Government Bonds:
5.85%, 04/26/23	4,180	1,213,276
5.80%, 07/26/27	380	114,316
		1,327,592

Serbia—0.9%
Serbia Treasury Bonds:
10.00%, 02/06/19	17,500	157,351
10.00%, 03/20/21	33,930	297,112
10.00%, 06/05/21	42,530	366,387
		820,850
South Africa—1.5%
Republic of South Africa:
10.50%, 12/21/26	6,880	684,302
8.25%, 03/31/32	9,110	750,049
		1,434,351

Uganda—1.0%
Uganda Government Bond,
12.875%, 05/19/16	742,700	239,850
Uganda Treasury Bills:
0.00%, 05/28/15	587,300	193,260
0.00%, 09/03/15	688,000	219,404
0.00%, 09/17/15	324,000	102,273
0.00%, 10/29/15	528,900	164,832
		919,619

Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	6,576	261,315

Zambia—0.2%
Zambia Treasury Bill,
0.00%, 06/15/15	1,600	202,252

Total Foreign Government
Obligations
(Identified cost $13,107,771)		11,803,056

Description	Shares	Value
Short-Term Investment—3.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $3,222,207)	3,222,207	$3,222,207

Total Investments—114.9%
(Identified cost $114,024,295) (c), (d)		$108,539,210
Liabilities in Excess of Cash and
Other Assets—(14.9)%		(14,084,751)
Net Assets—100.0%		$94,454,459

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	SCB	04/24/15	1,552,362	$483,000	$483,754	$754	$—
BRL	SCB	04/24/15	2,426,090	740,000	756,029	16,029	—
CLP	HSB	04/27/15	465,066,250	745,000	743,214	—	1,786
CLP	SCB	06/09/15	423,294,250	677,000	673,669	—	3,331
CLP	UBS	04/17/15	463,344,350	731,000	741,055	10,055	—
CNH	BRC	04/02/15	701,922	113,000	113,105	105	—
CNH	BRC	05/04/15	701,922	112,686	112,678	—	8
CNH	HSB	04/02/15	3,764,231	598,000	606,552	8,552	—
CNH	HSB	04/17/15	5,892,120	936,000	947,768	11,768	—
CNH	HSB	05/04/15	3,764,231	604,278	604,263	—	15
CNY	HSB	09/10/15	9,176,194	1,454,000	1,457,072	3,072	—
COP	HSB	04/09/15	1,203,175,000	475,000	462,558	—	12,442
COP	SCB	04/24/15	2,267,598,000	852,000	870,102	18,102	—
DOP	CIT	04/09/15	21,267,180	467,000	474,513	7,513	—
EGP	BNP	04/06/15	1,062,600	138,721	139,060	339	—
EGP	BNP	04/20/15	1,174,025	151,000	152,854	1,854	—
EGP	BNP	06/10/15	869,685	111,000	111,189	189	—
EGP	CIT	05/11/15	2,166,600	276,000	279,989	3,989	—
EGP	CIT	05/18/15	1,528,800	195,000	197,105	2,105	—
EGP	JPM	04/14/15	1,046,250	135,000	136,518	1,518	—
EUR	JPM	06/10/15	278,000	319,241	299,198	—	20,043
IDR	JPM	04/13/15	6,809,250,000	525,000	519,378	—	5,622
IDR	JPM	05/11/15	11,115,440,000	863,000	842,580	—	20,420
ILS	JPM	05/04/15	1,871,829	467,000	470,376	3,376	—
INR	HSB	04/13/15	25,124,640	390,043	400,736	10,693	—
INR	HSB	04/23/15	47,061,168	749,000	749,089	89	—
INR	SCB	05/27/15	39,224,080	623,000	619,982	—	3,018
INR	SCB	06/23/15	38,750,880	607,000	609,029	2,029	—
KRW	CIT	04/13/15	852,220,440	774,000	767,868	—	6,132
KRW	CIT	05/26/15	601,663,360	542,000	541,358	—	642
KRW	SCB	04/13/15	535,280,400	486,000	482,299	—	3,701
KWD	BNP	08/06/15	173,514	605,000	575,389	—	29,611
KWD	CIT	08/18/15	7,616	26,028	25,249	—	779
KWD	CIT	08/18/15	141,763	494,000	469,989	—	24,011
KZT	CIT	06/11/15	31,760,660	167,426	155,594	—	11,832
KZT	CIT	06/12/15	59,783,000	315,145	292,426	—	22,719

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
KZT	HSB	04/28/15	45,425,000	$230,000	$239,559	$9,559	$—
KZT	JPM	05/18/15	35,512,000	184,000	181,420	—	2,580
MYR	CIT	04/27/15	986,154	269,000	265,672	—	3,328
MYR	SCB	06/05/15	3,437,544	918,270	923,085	4,815	—
PHP	HSB	04/13/15	37,967,030	853,000	848,729	—	4,271
PHP	HSB	04/30/15	41,571,350	925,000	928,419	3,419	—
PLN	JPM	05/04/15	1,817,833	490,425	479,186	—	11,239
PLN	JPM	05/04/15	3,613,609	972,544	952,557	—	19,987
PLN	JPM	06/08/15	1,832,402	489,084	482,469	—	6,615
RON	JPM	05/22/15	1,917,505	488,000	466,678	—	21,322
RSD	CIT	08/27/15	9,962,900	93,901	85,394	—	8,507
THB	BRC	05/22/15	15,382,200	466,269	471,719	5,450	—
THB	SCB	04/23/15	15,950,340	485,108	489,734	4,626	—
TRY	CIT	06/22/15	1,216,448	458,000	458,367	367	—
TRY	JPM	04/24/15	601,703	227,000	230,103	3,103	—
TRY	JPM	04/24/15	1,244,795	470,000	476,034	6,034	—
TRY	JPM	04/24/15	1,306,897	549,000	499,783	—	49,217
TRY	JPM	04/24/15	1,315,502	524,000	503,074	—	20,926
TRY	JPM	05/12/15	2,520,474	992,000	959,381	—	32,619
UGX	BRC	07/08/15	1,760,293,000	586,178	571,614	—	14,564
UGX	CIT	05/29/15	545,195,000	185,000	179,689	—	5,311
UGX	CIT	08/24/15	742,840,000	245,000	237,735	—	7,265
UYU	CIT	04/20/15	8,367,680	331,000	321,381	—	9,619
ZAR	JPM	04/07/15	5,611,068	487,000	462,235	—	24,765
ZAR	JPM	04/07/15	5,814,966	471,000	479,032	8,032	—
ZAR	JPM	04/07/15	8,475,430	698,000	698,198	198	—
ZAR	JPM	05/18/15	6,425,226	538,000	525,774	—	12,226
ZMW	BRC	02/23/16	2,121,840	252,000	238,729	—	13,271
ZMW	CIT	09/08/15	4,082,712	536,000	497,203	—	38,797
ZMW	SCB	04/13/15	60,147	7,912	7,836	—	76
Total Forward Currency Purchase Contracts				$32,369,259	$32,044,376	$147,734	$472,617

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Sale Contracts open at March 31, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	CIT	04/24/15	1,580,535	$495,000	$492,533	$2,467	$—
BRL	CIT	04/24/15	2,345,036	724,000	730,771	—	6,771
BRL	CIT	02/18/16	704,363	225,000	201,162	23,838	—
CNH	BRC	04/02/15	701,922	113,104	113,105	—	1
CNH	HSB	04/02/15	3,764,231	606,547	606,552	—	5
COP	HSB	04/09/15	1,880,508,000	732,001	722,957	9,044	—
EUR	CIT	08/27/15	78,104	93,902	84,167	9,735	—
EUR	JPM	05/04/15	437,000	490,425	470,081	20,344	—
EUR	JPM	05/22/15	887,245	969,000	954,641	14,359	—
EUR	JPM	05/22/15	1,371,000	1,464,804	1,475,143	—	10,339
EUR	JPM	06/08/15	440,000	489,084	473,536	15,548	—
EUR	JPM	06/23/15	429,000	466,403	461,803	4,600	—
EUR	JPM	06/23/15	1,371,000	1,465,448	1,475,831	—	10,383
HUF	JPM	04/27/15	469,453,490	1,699,041	1,679,068	19,973	—
IDR	SCB	04/13/15	6,610,000,000	500,000	504,180	—	4,180
ILS	CIT	05/04/15	1,792,504	508,512	450,443	58,069	—
ILS	JPM	05/04/15	471,270	117,000	118,427	—	1,427
ILS	JPM	05/04/15	1,311,914	323,000	329,674	—	6,674
ILS	JPM	05/04/15	1,993,100	494,227	500,851	—	6,624
JPY	CIT	06/11/15	141,664,452	1,180,000	1,182,313	—	2,313
JPY	HSB	05/18/15	49,333,691	407,000	411,592	—	4,592
JPY	SCB	04/23/15	87,372,216	738,565	728,708	9,857	—
KWD	CIT	08/06/15	173,514	592,805	575,390	17,415	—
KWD	CIT	08/18/15	149,379	510,000	495,238	14,762	—
KZT	JPM	04/28/15	45,425,000	209,332	239,560	—	30,228
MXN	BRC	06/19/15	5,977,098	383,000	389,919	—	6,919
RON	JPM	05/22/15	2,471,105	631,334	601,412	29,922	—
RON	JPM	06/10/15	1,228,454	319,241	298,884	20,357	—
RON	JPM	06/10/15	4,231,547	1,164,000	1,029,538	134,462	—
TRY	JPM	04/24/15	2,663,034	1,028,000	1,018,396	9,604	—
UGX	BRC	07/08/15	490,032,000	166,000	159,126	6,874	—
UGX	BRC	07/08/15	1,270,261,000	431,768	412,488	19,280	—
UGX	CIT	04/23/15	469,046,000	156,871	156,067	804	—
UGX	JPM	04/20/15	351,640,000	118,000	117,123	877	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

March 31, 2015 (unaudited)

Forward Currency Sale Contracts open at March 31, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
ZAR	BNP	04/07/15	5,501,141	$453,000	$453,179	$—	$179
ZAR	JPM	04/07/15	2,907,267	242,000	239,498	2,502	—
ZAR	JPM	04/07/15	7,026,165	593,681	578,809	14,872	—
ZAR	JPM	04/07/15	8,535,025	691,000	703,108	—	12,108
ZAR	JPM	04/07/15	8,998,838	757,000	741,316	15,684	—
Total Forward Currency Sale Contracts				$22,749,095	$22,376,589	475,249	102,743
Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts						$622,983	$575,360

Currency Abbreviations:
BRL	—	Brazilian Real	KWD	—	Kuwaiti Dinar
CLP	—	Chilean Peso	KZT	—	Kazakhstan Tenge
CNH	—	Yuan Renminbi	MXN	—	Mexican New Peso
CNY	—	Chinese Renminbi	MYR	—	Malaysian Ringgit
COP	—	Colombian Peso	PHP	—	Philippine Peso
DOP	—	Dominican Republic Peso	PLN	—	Polish Zloty
EGP	—	Egyptian Pound	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UGX	—	Ugandan Shilling
INR	—	Indian Rupee	UYU	—	Uruguayan Peso
JPY	—	Japanese Yen	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

March 31, 2015 (unaudited)

(a)	Non-income producing security.

(b)	Principal amount denominated in respective country’s currency.

(c)	For federal income tax purposes, the aggregate cost was $114,024,295, aggregate gross unrealized appreciation was $6,389,825, aggregate gross unrealized depreciation was $11,874,910, and the net unrealized depreciation was $5,485,085.

(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
OJSC	—	Open Joint Stock Company
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	2.1%
Automotive	0.5
Banking	14.5
Cable Television	0.8
Chemicals	1.3
Commercial Services	1.7
Computer Software	0.7
Construction & Engineering	1.1
Electric	4.5
Energy Exploration & Production	2.5
Energy Integrated	5.3
Energy Services	2.0
Financial Services	5.9
Forest & Paper Products	1.4
Gas Utilities	0.8
Household & Personal Products	1.6
Housing	0.4
Insurance	8.1
Leisure & Entertainment	8.7
Pharmaceutical & Biotechnology	3.0
Real Estate	4.8
Retail	0.9
Semiconductors & Components	10.5
Technology Hardware	4.2
Telecommunications	9.0
Transportation	2.7
Subtotal	99.0
Foreign Government Obligations	12.5
Short-Term Investment	3.4
Total Investments	114.9%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Valuation of Investments:

NAV per share is determined for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

March 31, 2015 (unaudited)

data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2015:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	March 31, 2015
Assets:
Common Stocks*
Israel	$1,346,864	$2,452,138	$—	$3,799,002
Taiwan	2,256,076	3,230,360	—	5,486,436
Other	35,964,198	46,101,139	—	82,065,337
Preferred Stocks*	2,163,172	—	—	2,163,172
Foreign Government Obligations*	—	11,803,056	—	11,803,056
Short-Term Investment	3,222,207	—	—	3,222,207
Other Financial Instruments**
Forward Currency Contracts	—	622,983	—	622,983
Total	$44,952,517	$64,209,676	$—	$109,162,193
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(575,360)	$—	$(575,360)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

March 31, 2015 (unaudited)

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities, certain equity securities can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. At March 31, 2015, securities valued at $5,079,284 were transferred from Level 2 to Level 1. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2015.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Director:

Robert M. Solmson (67)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)
Interested Director(2):
Charles L. Carroll (54)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2017
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014) Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2018
Independent Directors:

Franci J. Blassberg (61)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Interested Director(2):

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds,” currently comprised of 41 active investment portfolios). All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund (the “1099 Fund”), a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (42)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of the 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

 New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

This report is intended only for the information of
stockholders of Lazard World Divident & Income
Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza •
New York, NY 10112 • www.lazardnet.com